EXCHANGE LISTED FUNDS TRUST

TACTILE ANALYTICS ETF

(CBOE Ticker: ARVR)

Supplement dated December 11, 2018 to the

currently effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information of the Tactile Analytics ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with Eve Capital, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about December 28, 2018 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on December 17, 2018, and the last day of trading the Fund’s shares on the Cboe BZX Exchange, Inc. will be December 24, 2018. From December 18, 2018 through December 24, 2018, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the distribution, the ex-date will be December 21, 2018, the record date will be December 24, 2018, and the pay date will be December 28, 2018.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-405-778-8377 or visit www.arvretf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.